                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC  20549

                            ________________________


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Earliest Event Reported
                                November 22, 2002


                       TRIMEDIA ENTERTAINMENT GROUP, INC.
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    Delaware
--------------------------------------------------------------------------------
         (STATE OR OTHER JURISDICTION OF INCORPORATION OF ORGANIZATION)



               000-49865                            57-1107699
------------------------------------   -----------------------------------------
        (COMMISSION FILE NUMBER)         (IRS EMPLOYER IDENTIFICATION NUMBER)


                                101 Charles Drive
                          Bryn Mawr, Pennsylvania         19010
              ---------------------------------------------------
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (610) 520-3050

ITEM  5.  OTHER  EVENT.

          On November 18, 2002, at a Special Meeting of the shareholders of US Patriot, Inc., a South Carolina corporation (the "Corporation"), the shareholders approved the merger of the Corporation with and into TriMedia Entertainment Group, Inc., a wholly owned subsidiary of the Corporation incorporated in the State of Delaware ("TriMedia"). On November 22, 2002, an Agreement and Plan of Merger between the Corporation and TriMedia was executed by an authorized signatory of each corporation and Articles of Merger were filed with the South Carolina Secretary of State and a Certificate of Merger was filed with the Delaware Secretary of State. The effect of the foregoing was to:

          Approve the merger of the Corporation into its wholly-owned subsidiary, TriMedia for the purpose of changing the Corporation's state of incorporation form South Carolina to Delaware.

          Pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934 (the "Act"), TriMedia is the successor issuer to the Corporation for reporting purposes under the Act, and TriMedia's common stock is deemed to be registered pursuant to Section 12(g) of the Act.

     Effective December 3, 2002, the Corporation's trading symbol on Nasdaq's Over-the-Counter Bulletin Board will be changed from USPA to TMEG.

ITEM  7.       EXHIBITS.

Exhibits  (referenced  in  item  601  of  Regulation  S-K)

Exhibit
Number          Description
------          -----------
2.1 Agreement and Plan of Merger between US Patriot, Inc. and TriMedia Entertainment Group, Inc.
3.1     Certificate  of  Incorporation  of  TriMedia  Entertainment  Group, Inc.
3.2 Certificate of Amendment of Certificate of Incorporation Before Payment of Capital of TriMedia Entertainment Group, Inc.
3.3     Bylaws  of  TriMedia  Entertainment  Group,  Inc.
3.4     Articles  of  Merger  as  filed  in  the  State  of  South  Carolina
3.5     Certificate  of  Merger  as  filed  in  the  State  of  Delaware

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        TRIMEDIA  ENTERTAINMENT  GROUP,  INC.


Date:  December  2,  2002               By:     /s/Christopher  Schwartz
                                                ------------------------
                                                Name:  Christopher  Schwartz
                                                Title: Chief  Executive  Officer